SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2011
Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-127953
(Commission File Number)

59-3509694
(I.R.S. Employer Identification No.)

9192 Red Branch Rd.
Suite 110
Columbia, Maryland 20866
(Address of principal executive offices)

(800) 213-0689
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On February 2, 2011, the Company entered into an at-will employment agreement (the “Employment Agreement”), Exhibit 10.1 attached hereto, with Mr. Scott Taper (“Mr. Taper”) pursuant to which Mr. Taper was appointed the Company’s Vice President of Business Development.

Pursuant to the terms of the Employment Agreement, Mr. Taper will (i) be paid a monthly salary of $7,500, payable in bimonthly installments of $3,750, less applicable tax withholding, (ii) receive a monthly stipend of $1,000 per month to cover medical insurance premiums until such time that the Company can make available an alternative medical insurance plan; and (iii) be reimbursed for reasonable travel and other out-of-pocket expenses necessarily incurred in the performance of his duties.

Additionally, if during the term of the Employment Agreement the Company consummates either (i) a product development relationship whereby the third-party partner makes a significant financial investment, as determined at the Board of Director’s discretion, directed towards the development of the Company’s products; or a strategic partnership with the third-party partner where, as determined at the Board of Director’s discretion, such a partnership provides significant business advantages to the Company which it would otherwise not have, whether related to product development, commercial sales, industry position, or business reputation, or (ii) receives government sponsored financial grants of no less than $750,000 within the first eight (8) months of Mr. Taper’s employment, Mr Taper’s monthly salary shall be increased to $8,400 (approximately $100,800 per year), commencing with the first monthly salary payment due immediately following the consummation of the financing.

The Employment Agreement provides that Mr. Taper’s employment by the Company is on a full-time basis and is “at-will employment” and may be terminated by Mr. Taper or the Company at any time, with or without cause, and for any reason whatsoever, upon written notice to the other.

In accordance with the Employment Agreement, Mr. Taper has not been granted any stock options under the Company’s 2006 Incentive Stock Option Plan (the “Plan”), but he remains eligible to receive shares pursuant to the Plan on such terms and conditions, and at such times and to such extent, as the Company’s Board of Directors may determine.

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 2, 2011, the Company entered into the Employment Agreement with Mr. Taper pursuant to which Mr. Taper was appointed the Company’s Vice President of Business Development (See Item 1.01 above).

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 7, 2011, the Company’s shareholders, via a Majority Written Consent in Lieu of Special Meeting a copy of which is attached hereto as Exhibit 10.2, approved (i) an amendment to our Certificate of Incorporation to increase our authorized shares of common stock, $0.001 par value, from 100,000,000 to 300,000,000 ; and (ii) approve a grant of discretionary authority to our Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of our authorized, issued and outstanding common stock at any time within six months after the date of the resolution at any of the following ratios, as selected by our Board of Directors: 1-for-2, 1-for-3, 1-for-4, or 1-for-5, if in the view of the Board of Directors such action is necessary in order for the Company to comply with the initial listing criteria of the NYSE Amex or such other exchange on which the Company is seeking to list its shares of common stock for trading; and (iii) to approve and ratify the Company’s 2006 Incentive Stock Option Plan.

SECTION 6.  [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8. Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

10.1	At Will Employment Agreement dated February 2, 2011, between New Energy Technologies, Inc. and Scott Taper.

10.2	Majority Written Consent in Lieu of Special Meeting dated February 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 2, 2011.

New Energy Technologies, Inc.

By: /s/ J Conklin
John Conklin
Chief Executive Officer and President